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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                SEPTEMBER 7, 2004
                                (Date of Report)


                       MANUFACTURED HOME COMMUNITIES, INC.
             (Exact name of registrant as specified in its Charter)


                                     1-11718
                              (Commission File No.)

           MARYLAND                                         36-3857664
  (State or other jurisdiction of                        (I.R.S. Employer
incorporation or organization)                          Identification No.)


  TWO NORTH RIVERSIDE PLAZA, CHICAGO, ILLINOIS                60606
    (Address of principal executive offices)               (Zip Code)


                                 (312) 279-1400
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the following provisions (See General Instructions A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
     230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule
     (14d-2(b)) under the Exchange Act (17 CFR.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule (13e-4(c)) under the Exchange Act (17 CFR.13e-4(c))




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ITEM 8.01         OTHER EVENTS

         Manufactured Home Communities, Inc. (NYSE: MHC) announced that two of its properties whose operations were temporarily suspended by Hurricane Charley are back in operation. With respect to the rest of the portfolio impacted by the storm, the clean up has been substantially completed. The Company has been assisting residents with their clean up efforts. The Company is in the process of accumulating the costs associated with the clean up and is in communication with its insurance providers.

         In addition, the Company has worked with the Federal Emergency Management Agency ("FEMA") by offering available sites at its park model communities. In these sites, FEMA has brought in temporary housing for those Florida residents throughout the state who are in need of shelter.

         According to Thomas Heneghan, CEO and President of MHC, "It has been a remarkable effort undertaken by both our employees and residents to be in the position we are in today. We continue to see interest in our new homes and communities throughout the state."

         The forward-looking statements contained herein are subject to certain risks and uncertainties including, but not limited to, the Company's ability to maintain rental rates and occupancy with respect to properties currently owned or pending acquisitions; the Company's assumptions about rental and home sales markets; the completion of pending acquisitions and timing with respect thereto; the effect of interest rates as well as other risks indicated from time to time in the Company's filings with the Securities and Exchange Commission. The Company assumes no obligation to update or supplement forward-looking statements that become untrue because of subsequent events.

         Manufactured Home Communities, Inc. owns or has an interest in 209 quality communities in 23 states consisting of 80,028 sites. MHC is a self-administered, self-managed, real estate investment trust (REIT) with headquarters in Chicago.


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SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.








                                         MANUFACTURED HOME COMMUNITIES, INC.




                                         BY: /s/ Michael Berman
                                             -----------------------------------
                                             Michael B. Berman
                                             Vice President, Treasurer and
                                             Chief Financial Officer






DATE:      September 7, 2004